BTS TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.7%
	EQUITY - 14.2%
135,337	Invesco S&P 500 High Dividend Low Volatility ETF	$ 6,692,415

	FIXED INCOME - 84.5%
526,312	iShares Broad USD High Yield Corporate Bond ETF	19,884,067
535,811	Xtrackers USD High Yield Corporate Bond ETF	19,883,946
		39,768,013

	TOTAL EXCHANGE-TRADED FUNDS (Cost $45,030,703)	46,460,428

	SHORT-TERM INVESTMENT — 1.4%
	MONEY MARKET FUND - 1.4%
678,350	Fidelity Investments Money Market Government Portfolio, Class I, 4.04%(a) (Cost $678,350)	678,350

	TOTAL INVESTMENTS - 100.1% (Cost $45,709,053)	$ 47,138,778
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(35,822)
	NET ASSETS - 100.0%	$ 47,102,956

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of September 30, 2025.